Message From The Investment Adviser                             The Shelby Fund
-------------------------------------------------------------------------------

Dear Shareholder:

Widely followed stock market indices like the Dow Jones Industrial Average, the S&P 500, and the NASDAQ Composite achieved new highs in March. Meanwhile, lesser-known indices that track small and medium capitalization stocks drifted lower. Even the record setting Dow and S&P 500 could trace their results to just a handful of rapidly rising stocks. Led mostly by technology stocks, the S&P 500 was up 18.46% for the twelve months ending March 31, 1999.

The Shelby Fund portfolio has been almost completely restructured since the management change on June 1, 1998. Only two stocks, representing about 1% of the portfolio at March 31, 1999 remained from the portfolio of March 31, 1998. The emphasis on sustainable growth is evident in the new portfolio holdings as is the new flexibility in market capitalization. Even the timing of the changes appears to have worked to the benefit of Shelby Fund investors.

The trend in this bifurcated market has been the friend of the Shelby Fund. The portfolio has been restructured to include a combination of large and small capitalization stocks all with the prospects for very fast growth of revenues, cash flow, or earnings, which is ultimately reflected in their stock prices. The large capitalization stocks have contributed greatly to the 10.82% return achieved by the fund over the twelve months ending March 31, 1999 but the portfolio also benefited from selected smaller capitalization stocks that bucked the negative trend thanks to some outstanding financial results. For comparison, the S&P 400 Midcap was up 0.45% and the Russell 2000 was down 16.26% during the same time period.

The reason for the divergence in returns between small and large capitalization stocks is the subject of much debate. While the reasons the two groups of stocks began to diverge are difficult to pinpoint, one reason for the persistence of the phenomenon seems clear. The cost of capital available to large companies is very low. They have abundant sources of low interest rate debt and equity markets ready to accept any new issuance of stock. Since small companies are trading at much lower valuations, larger companies can acquire smaller companies with their own richly valued stock and have the smaller companies' earnings marked up to a higher multiple. The result is an accretive process that benefits larger companies along with economies of scale.

Longer term, the results are potentially positive for the large companies also. In addition to the earnings they purchase at a relative discount, they frequently gain a better competitive position within their markets, introduction to new markets, and innovation that might take years to develop in-house. The acquiring company becomes stronger and Wall Street's high expectations are met. Even higher expectations ensue.


-------------------------------------------------------------------------------

                                                                The Shelby Fund
-------------------------------------------------------------------------------

The most important question for a flexible cap mutual fund is how long will this trend last? With its somewhat self-fulfilling nature, it has the potential to last for quite some time, therefore, we will keep the Shelby Fund invested in the stocks we think have the best chance of providing above-average growth, while also keeping a close watch on our broad market barometers.

Sincerely,
/s/ Darrell R. Wells                      /s/ James C. Shircliff
Darrell R. Wells                          James C. Shircliff, CFA
Chairman, CEO                             Executive VP, Director of
SMC Capital                               Research
                                          SMC Capital

/s/ Greg E. Deuser, CFA
Greg E. Deuser, CFA
Senior VP
SMC Capital



                             [GRAPH APPEARS HERE]
      Average Annual Return*
     -------------------------
     1 year:           10.82%
     5 year:           15.64%
     10 year:          18.50%
     Since inception:  15.50%
     -------------------------
Past performance is not predictive
       of future results.
                 Value of a $10,000 Investment
   ---------------------------------------------------------

                  Shelby Fund      S&P 500   Russell 2000
   ---------------------------------------------------------
       1/1/81      10000           10000          10000
      3/31/81      10393           10596          10869
      3/31/82      12357            9226           9287
      3/31/83      16633           13287          15028
      3/31/84      16447           14457          15416
      3/31/85      16800           17189          17448
      3/31/86      20888           23697          22915
      3/31/87      24001           29860          26372
      3/31/88      22835           27420          23045
      3/31/89      25311           32378          26033
      3/31/90      31849           38576          27475
      3/31/91      41125           44124          29341
      3/31/92      47666           48999          35508
      3/31/93      58187           56459          40783
      3/31/94      66912           57276          45272
      3/31/95      70182           66199          47764
      3/31/96      92201           67412          61656
      3/31/97      89615          100119          64542
      3/31/98     125044          148273          91659
      3/31/99     138580          175644          76759


* The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and

-------------------------------------------------------------------------------

The Shelby Fund
-------------------------------------------------------------------------------

 techniques that are in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

The performance of the Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market, the Standard & Poor's Mid Cap 400, an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation, and the Russell 2000 Index, an index of small cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services.

Performance data represents past performance and is not predictive of future performance. Investment return and the principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund's holdings is subject to change.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Shelby County Trust Bank or its affiliates, and shares are not federally insured by the FDIC or any other agency. An investment in mutual fund shares involves investment risks, including the possible loss of principal.

-------------------------------------------------------------------------------

                               Table of Contents


                    Report of Independent Public Accountants
                                     Page 5

                      Statement of Assets and Liabilities
                                     Page 6

                            Statement of Operations
                                     Page 7

                      Statements of Changes in Net Assets
                                     Page 8

                       Schedule of Portfolio Investments
                                     Page 9

                         Notes to Financial Statements
                                    Page 11

                              Financial Highlights
                                    Page 16

Report of Independent Public Accountants                        The Shelby Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the Shelby Fund of the Coventry Group


We have audited the accompanying statement of assets and liabilities of The Shelby Fund of the Coventry Group (a Massachusetts business trust), including the portfolio of investments, as of March 31, 1999, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Shelby Fund as of March 31, 1999, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Louisville, Kentucky,
April 30, 1999.

-------------------------------------------------------------------------------

THE COVENTRY GROUP
THE SHELBY FUND

                      Statement of Assets and Liabilities
                                 March 31, 1999

                               ASSETS:
Investments, at value................................................ $35,724,175
Call options purchased, at value (Premiums paid $412,650)............     247,500
                                                                      -----------
    Total Investments (cost $28,246,788).............................  35,971,675
Interest and dividends receivable....................................      12,478
Receivables from investment securities sold..........................   2,279,964
Prepaid expenses and other assets....................................       2,223
                                                                      -----------
    Total Assets.....................................................  38,266,340
                                                                      -----------
                            LIABILITIES:
Payable to custodian.................................................       7,653
Accrued expenses and other payables:
  Investment advisory fees...........................................      32,554
  Administration fees................................................         783
  Other..............................................................      21,231
                                                                      -----------
    Total Liabilities................................................      62,221
                                                                      -----------
                             NET ASSETS:
Capital..............................................................  30,661,493
Undistributed net investment income/(loss)...........................      (2,383)
Net unrealized appreciation/(depreciation) on investment and options
transactions.........................................................   7,724,887
Accumulated net realized gains/(losses) from investment and options
transactions.........................................................    (179,878)
                                                                      -----------
    Net Assets....................................................... $38,204,119
                                                                      ===========
Outstanding units of beneficial interest (shares)....................   3,314,277
                                                                      ===========
Net asset value--offering and redemption price per share.............      $11.53
                                                                      ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                            Statement of Operations
                       For the Year Ended March 31, 1999

INVESTMENT INCOME:
Interest income.................................................... $    119,270
Dividend income....................................................      278,946
                                                                    ------------
  Total income.....................................................      398,216
                                                                    ------------
EXPENSES:
Investment advisory fees...........................................      492,580
Administration fees................................................       98,517
Custodian and accounting fees......................................       43,945
Legal and audit fees...............................................       40,852
Other..............................................................       75,541
                                                                    ------------
  Total Expenses before expenses voluntarily reduced...............      751,435
  Expenses voluntarily reduced.....................................      (24,629)
                                                                    ------------
  Net expenses.....................................................      726,806
                                                                    ------------
Net investment income/(loss).......................................     (328,590)
                                                                    ------------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains/(losses) from investment and options
transactions.......................................................   17,750,858
Net change in unrealized appreciation/(depreciation) from
investment and options transactions................................  (16,251,826)
                                                                    ------------
Net realized/unrealized gains/(losses) from investment and options
transactions.......................................................    1,499,032
                                                                    ------------
Change in net assets resulting from operations..................... $  1,170,442
                                                                    ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                      Statements of Changes in Net Assets

                                                     Year Ended    Year Ended
                                                     March 31,     March 31,
                                                        1999          1998
                                                    ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income/(loss)...................... $   (328,590) $   (971,641)
 Net realized gains/(losses) from investment and
 options transactions..............................   17,750,858     9,905,503
 Net change in unrealized
  appreciation/(depreciation) from investment and
  options transactions.............................  (16,251,826)   22,753,703
                                                    ------------  ------------
Change in net assets resulting from operations.....    1,170,442    31,687,565
                                                    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gains from investment and
 options transactions..............................  (17,033,347)  (12,805,702)
                                                    ------------  ------------
Change in net assets from distributions to
shareholders.......................................  (17,033,347)  (12,805,702)
                                                    ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued.......................    2,812,242     5,255,254
 Dividends reinvested..............................   17,015,660    12,747,523
 Cost of shares redeemed...........................  (56,305,134)  (36,476,993)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (36,477,232)  (18,474,216)
                                                    ------------  ------------
Change in net assets...............................  (52,340,137)      407,647

NET ASSETS:
 Beginning of period...............................   90,544,256    90,136,609
                                                    ------------  ------------
 End of period..................................... $ 38,204,119  $ 90,544,256
                                                    ============  ============
SHARE TRANSACTIONS:
 Issued............................................      249,362       405,539
 Reinvested........................................    1,718,753     1,002,952
 Redeemed..........................................   (5,280,738)   (2,883,553)
                                                    ------------  ------------
Change in shares...................................   (3,312,623)   (1,475,062)
                                                    ============  ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                                 March 31, 1999

 Shares or
 Principal                         Security
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks (88.4%):
 Advertising (6.7%):
   1,000   Grey Advertising, Inc..................................   $   347,000
  30,000   Lamar Advertising Co.(b)...............................     1,018,125
  40,000   Outdoor Systems, Inc.(b)...............................     1,200,000
                                                                     -----------
                                                                       2,565,125
                                                                     -----------
 Aerospace/Defense--Equipment (1.1%):
  10,000   Gulfstream Aerospace Corp.(b)..........................       433,750
                                                                     -----------
 Apparel Manufacturers (0.3%):
   5,000   Polo Ralph Lauren, Corp.(b)............................        99,375
                                                                     -----------
 Banks (3.1%):
  21,000   Commerce Bancorp Inc...................................       866,250
  30,000   Pointe Financial Corp.(b)..............................       300,000
                                                                     -----------
                                                                       1,166,250
                                                                     -----------
 Cable TV (4.2%):
  11,000   Cablevision Systems Corp.(b)...........................       815,375
  12,600   Comcast Corp. Class A..................................       774,900
                                                                     -----------
                                                                       1,590,275
                                                                     -----------
 Commercial Services (2.7%):
  10,000   ABM Industries, Inc....................................       305,000
  13,600   Fiserv, Inc.(b)........................................       729,300
                                                                     -----------
                                                                       1,034,300
                                                                     -----------
 Computer Services (7.7%):
  60,000   Checkfree Holdings Corp.(b)............................     2,553,750
  40,000   Radiant Systems, Inc.(b)...............................       380,000
                                                                     -----------
                                                                       2,933,750
                                                                     -----------
 Computer Software (5.3%):
  10,000   Cisco Systems, Inc.(b).................................     1,095,625
  11,000   Microsoft Corp.(b).....................................       985,875
                                                                     -----------
                                                                       2,081,500
                                                                     -----------
 Education Services (0.7%):
  10,000   Sylvan Learning Systems, Inc.(b).......................       273,750
                                                                     -----------
 Electronic Components--Semiconductors (1.1%):
  10,000   Xilinx, Inc.(b)........................................       405,625
                                                                     -----------
 Financial Services (5.6%):
  10,000   Citigroup, Inc.........................................       638,750
  10,000   Morgan Stanley Dean Witter & Co........................       999,375
  50,000   Towne Services, Inc.(b)................................       490,625
                                                                     -----------
                                                                       2,128,750
                                                                     -----------

 Shares or
 Principal                         Security
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued:
 Food Products & Services (0.7%):
  25,000   Merkert American Corp.(b)..............................   $   271,875
                                                                     -----------
 Health Care--General Products (0.6%):
  25,400   Twinlab Corp.(b).......................................       238,125
                                                                     -----------
 Instruments--Scientific (2.5%):
  25,000   Dionex Corp.(b)........................................       943,750
                                                                     -----------
 Insurance (2.8%):
  20,000   Chicago Title Corp.....................................       727,500
  20,000   Hilb, Rogal & Hamilton Co..............................       338,750
                                                                     -----------
                                                                       1,066,250
                                                                     -----------
 Internet Content (4.2%):
  10,300   At Home Corp.(b).......................................     1,614,525
                                                                     -----------
 Internet Software (0.9%):
  10,000   Onemain.Com Inc.(b)....................................       362,500
                                                                     -----------
 Leisure & Recreation (2.2%):
  20,000   Speedway Motorsports, Inc.(b)..........................       825,000
                                                                     -----------
 Medical Equipment & Supplies (0.7%):
  50,000   Pharmerica, Inc.(b)....................................       250,000
                                                                     -----------
 Multimedia (5.7%):
  10,000   Ackerley Group.........................................       169,375
  30,000   Clear Channel Communications, Inc.(b)..................     2,011,875
                                                                     -----------
                                                                       2,181,250
                                                                     -----------
 Office Supplies, Automation & Equipment (2.7%):
  31,500   Staples, Inc.(b).......................................     1,035,563
                                                                     -----------
 Oil--Drilling & Gas Wells (0.9%):
  20,000   Noble Drilling Corp.(b)................................       346,250
                                                                     -----------
 Radio (1.2%):
  17,800   Infinity Broadcasting(b)...............................       458,350
                                                                     -----------
 Retail--Discount (4.8%):
  30,000   Consolidated Stores Corporation(b).....................       909,375
  10,000   Costco Cos., Inc.(b)...................................       915,625
                                                                     -----------
                                                                       1,825,000
                                                                     -----------
 Security Services (1.1%):
  25,800   Wackenhut Corp.........................................       438,600
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                 Schedule of Portfolio Investments, Continued
                                March 31, 1999

 Shares or
 Principal                         Security
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued:
 Telecommunications (9.8%):
  20,000   MCI Worldcom, Inc.(b)..................................   $ 1,771,249
  10,000   Qwest Communications International, Inc.(b)............       720,938
  20,000   Sinclair Broadcasting Group............................       816,250
  10,000   Young Broadcasting(b)..................................       456,250
                                                                     -----------
                                                                       3,764,687
                                                                     -----------
 Telecommunications Equipment (6.2%):
  40,000   American Tower Systems(b)..............................       980,000
  10,000   Lucent Technologies, Inc...............................     1,077,500
  40,000   Tekelec, Inc.(b).......................................       292,500
                                                                     -----------
                                                                       2,350,000
                                                                     -----------
 Telephone--Local (1.5%):
  10,000   Telephone & Data Systems, Inc..........................       565,000
                                                                     -----------
 Wireless Equipment (1.4%):
  35,000   Pinnacle Holdings(b)...................................       529,375
                                                                     -----------
   Total Common Stocks                                                33,778,550
                                                                     -----------

 Shares or
 Principal                        Security
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Convertible Bonds (1.4%):
 Multimedia (1.4%):
  450,000  Clear Channel Communication, 2.63%, 4/1/03,
            Convertible to 7,263.945 Shares......................   $   551,250
                                                                    -----------
   Total Convertible Bonds                                              551,250
                                                                    -----------
 Investment Companies (1.8%):
   10,000  S & P Midcap 400 Depositary Receipts..................       686,875
                                                                    -----------
   Total Investment Companies                                           686,875
                                                                    -----------
 Preferred Stocks (1.9%):
 Food Products & Services (1.9%):
   20,000  Suiza Foods Preferred Stock, 5.50%, 4/1/28............       707,500
                                                                    -----------
   Total Preferred Stocks                                               707,500
                                                                    -----------
   Total (Cost $27,834,138) (a)                                     $35,724,175
                                                                    ===========

------
Percentages indicated are based on net assets of $38,204,119.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $215,849. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation............... $ 9,147,979
   Unrealized depreciation...............  (1,473,791)
                                          -----------
        Net unrealized appreciation...... $ 7,674,188
                                          ===========

(b) Represents non-income producing securities.

                                       Number of
                                       Contracts Premiums
                                       --------- --------
   Options outstanding at end of
   period consist of:
   S & P 500, $82.50, 4/20/99.........     50    $412,650

                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                         Notes to Financial Statements
                                March 31, 1999


1. Organization:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (July 1, 1994) of The Shelby Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek capital appreciation by investing primarily in a diversified portfolio of equity securities.

2. Significant Accounting Principles:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments in common and preferred stocks, commercial paper, corporate bonds, U.S. Government securities and U.S. Government agency securities are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair value by the investment adviser under the supervision of the Group's Board of Trustees.

   Security Transactions and Related Income:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Repurchase Agreements:

   The Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the investment adviser, Shelby County Trust Bank, deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 1999

   agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

   Options Transactions:

   The Fund may enter into options only as a hedge against fluctuations in the value of securities which the Fund holds or intends to purchase.

   When the Fund writes a covered call or put option, an amount equal to the net premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

   When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

   Written Option Activity:

                                         Call Options           Put Options
                                     ---------------------  -------------------
                                     Number of              Number of
                                     Contracts  Premiums    Contracts Premiums
                                     --------- -----------  --------- ---------
    Balance at beginning of period.      --    $        --      --    $      --
    Options written................     753      1,918,212     125      520,858
    Options closed.................    (553)    (1,625,385)     --           --
    Options expired................    (150)       (55,485)    (50)    (247,342)
    Options exercised..............     (50)      (237,342)    (75)    (273,516)
                                       ----    -----------     ---    ---------
    Options outstanding at end of
    period.........................      --    $        --      --    $      --
                                       ====    ===========     ===    =========

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 1999


   Purchased Option Activity:

                                         Call Options           Put Options
                                     ---------------------  -------------------
                                     Number of              Number of
                                     Contracts  Premiums    Contracts Premiums
                                     --------- -----------  --------- ---------
    Balance at beginning of period.      --    $        --      --    $      --
    Options purchased..............     600      2,456,725     125      103,188
    Options closed.................    (350)    (1,646,050)     --           --
    Options expired................    (100)       (52,800)   (125)    (103,188)
    Options exercised..............    (100)      (345,225)     --           --
                                       ----    -----------    ----    ---------
    Options outstanding at end of
    period.........................      50    $   412,650      --    $      --
                                       ====    ===========    ====    =========

   Dividends to Shareholders:

   Dividends from net investment income, if any, are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Fund.

   Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.

   Federal Income Taxes:

   It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

   During the year ended March 31, 1999, the Fund has reclassified $338,560 from accumulated undistributed net investment loss to accumulated undistributed net realized gains from investments in compliance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies". This reclassification, which has no impact on the net asset value of the Fund, is primarily attributable to certain differences in the computation of net investment income and capital gains under federal tax rules and generally accepted accounting principles. The difference of $215,849 between financial reporting and tax cost for investments is due to certain timing differences in recognizing capital losses under generally accepted accounting principles and tax rules.
                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 1999


   Other:

   Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 were $78,267,239 and $134,115,650, respectively.

4. Related Party Transactions:

 Investment advisory services are provided to the Fund by Shelby County Trust Bank. Under the terms of the investment advisory agreement, Shelby County Trust Bank is entitled to receive fees computed daily based on a percentage of the average net assets of the Fund. SMC Capital, Inc. is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Fund.

 BISYS Fund Services Ohio, Inc. (the "Company"), serves the Fund as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, the Company's fees are computed on the basis of the number of shareholders and average net assets, respectively.

 Fees may be voluntarily reduced to assist the Fund in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended March 31, 1999:

  Investment Advisory Fees:
  Annual fee (percentage of average net assets).......................    1.00%
  Administration Fees:
  Annual fee before voluntary fee reductions (percentage of average
  net assets).........................................................    0.20%
  Voluntary fee reductions............................................ $24,629
  Fund Accountant Fees:............................................... $31,013
  Transfer Agent Fees:................................................ $36,818

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 1999

5. Federal Tax Information (Unaudited):

 Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses of $135,756.

 During the fiscal year ended March 31, 1999 the Fund declared long term capital gain distributions in the amount of $13,631,612.

 For corporate shareholders, 5.40% of the total ordinary income distributions paid during the fiscal year ended March 31, 1999 qualify for the corporate dividends received deduction.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated:

                            Year       Year       Year       Year      July 1,
                            Ended      Ended      Ended      Ended     1994 to
                          March 31,  March 31,  March 31,  March 31,  March 31,
                            1999       1998       1997       1996      1995(a)
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of Period.....  $ 13.66    $ 11.13    $ 11.82    $ 10.99    $ 10.00
                           -------    -------    -------    -------    -------
Investment Activities:
 Net investment
 income/(loss)...........    (0.10)     (0.15)     (0.09)     (0.06)      0.06
 Net realized
  gains/(losses) from
  investment transactions.    1.07       4.40      (0.19)      3.44       1.04
                           -------    -------    -------    -------    -------
  Total from Investment
   Activities............     0.97       4.25      (0.28)      3.38       1.10
                           -------    -------    -------    -------    -------
Distributions:
 Net investment
 income/(loss)...........       --         --         --         --      (0.06)
 Net realized
  gains/(losses) from
  investments............    (3.10)     (1.72)     (0.41)     (2.55)     (0.05)
                           -------    -------    -------    -------    -------
  Total Distributions....    (3.10)     (1.72)     (0.41)     (2.55)     (0.11)
                           -------    -------    -------    -------    -------
Net Asset Value, End of
Period...................  $ 11.53    $ 13.66    $ 11.13    $ 11.82    $ 10.99
                           =======    =======    =======    =======    =======
Total Return.............    10.82%     39.31%     (2.80)%    31.41%     11.04%(b)
Ratios/Supplementary
Data:
 Net Assets, End of
  Period (000)...........  $38,204    $90,544    $90,137    $95,357    $64,157
 Ratio of expenses to
  average net assets.....     1.48%      1.29%      1.29%      1.33%      1.41%(c)
 Ratio of net investment
  income/(loss) to
  average net assets.....    (0.67%)    (0.95%)    (0.67%)    (0.58%)     0.74%(c)
 Ratio of expenses to
  average net assets*....     1.53%      1.34%      1.34%      1.38%      1.46%(c)
 Portfolio Turnover......   161.45%    176.66%    204.06%    292.28%    101.86%

------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202


5/99
                                      LOGO
                                THE SHELBY FUND

                            Shelby County Trust Bank
                               Investment Adviser

                               SMC Capital, Inc.
                             Sub-Investment Adviser

                                 ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                 March 31, 1999


                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219